July 20, 2021 2021 Second Quarter Earnings Presentation

1 Forward–Looking Statements Certain statements contained in this presentation that are not historical in nature may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, statements regarding the projected impact of the COVID-19 global pandemic on our business operations, statements relating to the benefits, costs, and synergies of the merger with Franklin Financial Network, Inc. (“Franklin”) (the “merger”), and FB Financial’s future plans, results, strategies, and expectations. These statements can generally be identified by the use of the words and phrases “may,” “will,” “should,” “could,” “would,” “goal,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” “target,” “aim,” “predict,” “continue,” “seek,” “projection,” and other variations of such words and phrases and similar expressions. These forward-looking statements are not historical facts, and are based upon management's current expectations, estimates, and projections, many of which, by their nature, are inherently uncertain and beyond FB Financial’s control. The inclusion of these forward-looking statements should not be regarded as a representation by FB Financial or any other person that such expectations, estimates, and projections will be achieved. Accordingly, FB Financial cautions shareholders and investors that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, and uncertainties that are difficult to predict. Actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements including, without limitation, (1) current and future economic conditions, including the effects of inflation, interest rate fluctuations, changes in the economy or supply demand imbalances affecting local real estate prices, and high unemployment rates in the local or regional economies in which we operate and/or the US economy generally, (2) the effects of the COVID-19 pandemic, including the magnitude and duration of the pandemic and its impact on general economic and financial market conditions and on our business and our customers’ business, results of operations, asset quality and financial condition, as well as the efficacy, distribution, and public adoption of vaccines, (3) changes in government interest rate policies and its impact on our business, net interest margin, and mortgage operations, (4) our ability to effectively manage problem credits, (5) the risk that the cost savings and any revenue synergies from the merger or another acquisition may not be realized or may take longer than anticipated to be realized, (6) the ability of FB Financial to effectively integrate and manage the larger and more complex operations of the combined company following the merger, (7) FB Financial’s ability to successfully execute its various business strategies, (8) the impact of the recent change in the U.S. presidential administration and Congress and any resulting impact on economic policy, capital markets, federal regulation, and the response to the COVD-19 pandemic, (9) the potential impact of the proposed phase-out of the London Interbank Offered Rate ("LIBOR") or other changes involving LIBOR, (10) the effectiveness of our cyber security controls and procedures to prevent and mitigate attempted intrusions, (11) the Company's dependence on information technology systems of third party service providers and the risk of systems failures, interruptions, or breaches of security, and (12) general competitive, economic, political, and market conditions. Further information regarding FB Financial and factors which could affect the forward-looking statements contained herein can be found in FB Financial's Annual Report on Form 10-K for the fiscal year ended December 31, 2020, and in any of FB Financial's subsequent filings with the Securities and Exchange Commission (the “SEC”). Many of these factors are beyond FB Financial’s ability to control or predict. If one or more events related to these or other risks or uncertainties materialize, or if the underlying assumptions prove to be incorrect, actual results may differ materially from the forward-looking statements. Accordingly, shareholders and investors should not place undue reliance on any such forward-looking statements. Any forward- looking statement speaks only as of the date of this presentation, and FB Financial undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for FB Financial to predict their occurrence or how they will affect the company. FB Financial qualifies all forward-looking statements by these cautionary statements.

2 Use of non-GAAP financial measures This presentation contains certain financial measures that are not measures recognized under U.S. generally accepted accounting principles (“GAAP”) and therefore are considered non-GAAP financial measures. These non-GAAP financial measures include, without limitation, adjusted earnings, adjusted diluted earnings per share, adjusted and unadjusted pre-tax pre-provision earnings, core revenue, core noninterest expense and core noninterest income, core efficiency ratio (tax equivalent basis), Banking segment core efficiency ratio (tax equivalent basis), Mortgage segment core efficiency ratio (tax equivalent basis), adjusted mortgage contribution, adjusted return on average tangible common equity, adjusted pretax pre-provision return on average tangible common equity, adjusted return on average assets and equity, and adjusted pre-tax pre-provision return on average assets and equity. Each of these non-GAAP metrics excludes certain income and expense items that the Company’s management considers to be non-core/adjusted in nature. The Company also includes an adjusted allowance for credit losses, adjusted loans held for investment, and adjusted allowance for credit losses to loans held for investment, which all exclude the impact of PPP loans. The Company refers to these non-GAAP measures as adjusted measures. Also, the Company presents tangible assets, tangible common equity, tangible book value per common share, tangible common equity to tangible assets, return on average tangible common equity and adjusted return on average tangible common equity. Each of these non-GAAP metrics excludes the impact of goodwill and other intangibles. The Company’s management uses these non-GAAP financial measures in their analysis of the Company’s performance, financial condition and the efficiency of its operations as management believes such measures facilitate period-to-period comparisons and provide meaningful indications of its operating performance as they eliminate both gains and charges that management views as non-recurring or not indicative of operating performance. Management believes that these non-GAAP financial measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods as well as demonstrating the effects of significant non-core gains and charges in the current and prior periods. The Company’s management also believes that investors find these non-GAAP financial measures useful as they assist investors in understanding the Company’s underlying operating performance and in the analysis of ongoing operating trends. In addition, because intangible assets such as goodwill and other intangibles, and the other items excluded each vary extensively from company to company, the Company believes that the presentation of this information allows investors to more easily compare the Company’s results to the results of other companies. However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which the Company calculates the non-GAAP financial measures discussed herein may differ from that of other companies reporting measures with similar names. You should understand how such other banking organizations calculate their financial measures similar or with names similar to the non-GAAP financial measures the Company has discussed herein when comparing such non-GAAP financial measures. The following tables provide a reconciliation of these measures to the most directly comparable GAAP financial measures.

3 2Q 2021 highlights Key highlights ◼ Excluding PPP loans, loans grew 13.9% annualized in 2Q 2021 as the economy reopened, spurring customer demand. High single digit percentage annual growth expected in 2021 ◼ $57.4 million of originally funded $315 million in PPP loans remaining as of 2Q 2021, $0.4 million in expected fee income from the program remaining ◼ Cost of total deposits decreased by 10 basis points from 1Q 2021, while yield on loans, excluding accretion and nonaccrual interest collections, declined by 7 basis points ◼ Improving economic conditions dictated reserve release of $13.8 million in 2Q 2021; ACL to loans HFI remains at 2.01% as of 2Q 2021 ◼ Deferrals declined to $73.9 million from $152 million in 1Q 2021. $25.1 million in full deferral of principal and interest; $48.8 million making interest only payments. ◼ Commercial Loans Held For Sale portfolio exposure down to $124 million as of 2Q 2021 compared to $430 million at announcement of Franklin Financial Network transaction and $175 million as of 1Q 2021 ◼ Total mortgage contribution of $0.5 million, in line with guidance ◼ Redeemed $20 million in subordinated notes on July 1, 2021 Financial results 1 Results are non-GAAP financial measures that adjust GAAP reported net income, total assets, equity and other metrics for certain intangibles, income and expense items as outlined in the non-GAAP reconciliation calculations, using a combined marginal income tax rate of 26.06% excluding one-time items. See “Use of non-GAAP financial measures” and the Appendix hereto for a discussion and reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures. 2Q 2021 Diluted earnings per share Adjusted diluted earnings per share1 $0.90 $0.88 Net income ($mm) Adjusted net income1 ($mm) $43.3 $42.3 Return on average assets Adjusted return on average assets1 1.46% 1.43% Return on average equity Adjusted return on average equity1 13.0% 12.7% Return on average tangible common equity1 Adjusted return on average tangible common equity1 16.1% 15.8% Adjusted pre-tax, pre-provision earnings1 ($mm) $41.4 Adjusted pre-tax, pre-provision return on average assets1 1.39% Adjusted pre-tax, pre-provision return on average tangible common equity1 15.4% Net interest margin Impact of accretion and nonaccrual interest (bps) 3.18% 1 Efficiency ratio Core efficiency ratio1 68.4% 68.9% Tangible common equity / tangible assets1 9.5%

4 Core earnings power ¹ See “Use of non-GAAP financial measures” and the Appendix hereto for a discussion and reconciliation of non-GAAP measures to the most directly comparable GAAP financial measures. Adjusted return on average assets¹ 1.52% 1.69% 1.55% 1.68% 1.65% 2017 2018 2019 2020 1H21 Drivers of profitability Net interest margin Noninterest income ($mm)Loans/deposits Core efficiency ratio1 4.46% 4.66% 4.34% 3.46% 3.18% 2017 2018 2019 2020 1H21 68.1% 65.8% 65.4% 59.2% 65.8% 2017 2018 2019 2020 1H21 $142 $131 $135 $302 $116 2017 2018 2019 2020 1H21 101% 95% 95% 84% 79% 86% 88% 89% 75% 71% 15% 7% 6% 9% 8% 2017 2018 2019 2020 2Q21 Loans excluding HFS Loans HFS

5 Stable net interest margin Historical yield and costs ¹ Includes tax-equivalent adjustment 2 Excess liquidity defined as interest-bearing deposits with other financial institutions in excess of 5% of average tangible assets. Assumes funded from all interest bearing liabilities. $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 -- 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 2Q20 3Q20 4Q20 1Q21 2Q21 A v g . in te re s t e a rn in g a s s e ts ( $ m m ) Y ie ld s a n d C o s ts ( % ) Average interest earning assets Yield on loans Cost of deposits NIM NIM1 3.50% 3.28% 3.32% 3.19% 3.18% Impact of accretion and nonaccrual interest (bps) 7 5 4 3 1 Impact of excess liquidity2 (bps) (7) (15) (22) (33) (37) Deposit Cost: Cost of MMDA 0.62% 0.66% 0.57% 0.50% 0.38% Cost of customer time 1.78% 1.44% 1.04% 0.90% 0.63% Cost of interest-bearing 0.92% 0.76% 0.63% 0.53% 0.41% Total deposit cost 0.65% 0.56% 0.46% 0.41% 0.31% Loans HFI Yield: Contractual interest 4.57% 4.36% 4.39% 4.39% 4.31% Origination and other loan fee income 0.24% 0.26% 0.36% 0.38% 0.39% Nonaccrual interest 0.01% 0.04% 0.05% 0.04% 0.03% Accretion on purchased loans 0.08% 0.04% 0.02% 0.00% (0.01%) Total loan (HFI) yield 4.90% 4.70% 4.81% 4.81% 4.72%

6 1Q21 Mortgage faces industry headwinds Highlights ◼ Total mortgage pre-tax contribution of $0.5 million ◼ Slower pace of refinance activity and housing supply shortages resulting in weaker IRLC volume ◼ Margins continue to compress due to weaker volumes and excess industry capacity ◼ Pipeline at the end of 2Q 2021 of $0.8 billion, as compared to $1.1 billion at the end of 1Q 2021 ◼ Mortgage banking income of $35.5 million in 2Q 2021 compared to $55.3 million in 1Q 2021 Mortgage banking income ($mm) 2Q20 1Q21 2Q21 Gain on Sale $45.5 $57.9 $49.4 Fair value changes $34.8 ($4.2) ($17.6) Servicing Revenue $5.1 $6.9 $6.8 Fair value MSR changes ($13.2) ($5.3) ($3.1) Total Income $72.2 $55.3 $35.5 ¹ See “Use of non-GAAP financial measures” and the Appendix hereto for a discussion and reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures ² As of the respective period-end 3 Defined as the fair value plus related derivatives for mandatory and best efforts divided by their pull-through weighted volume. Quarterly mortgage production Mark to Market Value and Gain on Sale Margin 2Q20 2Q21 IRLC volume: IRLC pipeline2: Refinance %: Purchase %: $2,239mm $1,889mm $1,775mm $1,206mm $1,059mm $787mm 80% 66% 58% 20% 34% 42% Consumer Direct Retail 3.84% 3.99% 3.42% 2.91% 2.42% 2.85% 4.32% 4.59% 3.68% 2.94% 2Q20 3Q20 4Q20 1Q21 2Q21 Mark to Market Value Gain on Sale Margin3

7 Managing expenses and investing to support growth Highlights ◼Consolidated 2Q 2021 core efficiency ratio¹ of 68.9% ◼Change in segment definitions 1Q 2021 as mortgage retail footprint no longer included in the banking segment ◼Banking segment reflects ongoing investment in people, processes and systems to support growth expectations ◼Mortgage efficiency will remain above targeted 85% threshold for remainder of 2021 ¹ See “Use of non-GAAP financial measures” and the Appendix hereto for a discussion and reconciliation of non-GAAP measures to the most directly comparable GAAP financial measures. During the first quarter of 2021, the Company re-evaluated its reportable business segments to align all retail mortgage activities with the Mortgage segment. Previously, the Company chose to assign retail mortgage activities within the Banking geographical footprint to the Banking Segment. The results of mortgage retail footprint have been assigned to the Mortgage segment for all periods presented. As such, historical segment efficiency ratios have been recast for consistency with these changes. Core efficiency ratio (tax-equivalent basis)¹ 61.9% 61.7% 54.0% 58.6% 58.6% 57.5% 57.4% 58.5% 63.0% 68.9% 53.4% 53.4% 65.2% 70.4% 97.9% 2Q20 3Q20 4Q20 1Q21 2Q21 Banking segment Consolidated Mortgage segment

8 Well-capitalized for future opportunities Tangible book value per share3 Simple capital structure Common Equity Tier 1 Capital 83% Trust Preferred 2% Subordinated Notes 9% Tier 2 ACL 6% Total regulatory capital: $1,3831 mm $11.56 $11.58 $14.56 $17.02 $18.55 $21.73 $23.43 3Q16 4Q16 4Q17 4Q18 4Q19 4Q20 2Q21 2Q201 1Q211 2Q211,2 Shareholder’s equity/Assets 11.1% 11.1% 11.5% TCE/TA3 8.7% 9.1% 9.5% Common equity tier 1/Risk-weighted assets 11.4% 12.0% 12.4% Tier 1 capital/Risk-weighted assets 11.9% 12.3% 12.7% Total capital/Risk-weighted assets 13.2% 14.6% 14.9% Tier 1 capital /Average assets 9.7% 10.1% 10.1% C&D loans subject to 100% tier 1 capital plus ACL4 70% 88% 90% CRE loans subject to 300% tier 1 capital plus ACL4 203% 239% 251% Capital position 1 For regulatory capital purposes, the CECL impact over 2020 and 2021 is gradually phased-in from Common Equity Tier 1 Capital to Tier 2 capital. As of 2Q20, 1Q21 and 2Q21, respectively, $37.8 million, $49.0 million and $45.7 million are being added back to CET 1 and Tier 1 Capital, and $43.7 million, $54.9 million and $51.5 million are being taken out of Tier 2 capital. 2 Total regulatory capital, FB Financial Corporation. 1Q21 calculation is preliminary and subject to change. 3 See “Use of non-GAAP financial measures” and the Appendix hereto for a discussion and reconciliation of non-GAAP measures. 4 Tier 1 capital at FirstBank as defined in Call Report.

9 Noninterest- bearing checking 24% Interest-bearing checking 30% Money market 29% Savings 4% Time 13% 54% Checking accounts Valuable core deposit base ¹ Includes mortgage servicing-related deposits of $149.1 million, $194.3 million, $147.9 million, $170.9 million and $166.1 million for the quarters ended June 30, 2020, September 30, 2020, December 31, 2020, March 31, 2021 and June 30, 2021 respectively. Total deposits ($mm) Cost of deposits Noninterest bearing deposits1 ($mm) Deposit composition $5,938 $9,002 $9,396 $10,219 $10,163 $15 $92 $62 $38 $41 $5,953 $9,094 $9,458 $10,257 $10,204 2Q20 3Q20 4Q20 1Q21 2Q21 Customer deposits Brokered and internet time deposits $1,775 $2,288 $2,274 $2,431 $2,485 2Q20 3Q20 4Q20 1Q21 2Q21 29.8% 25.2% 24.0% 23.7% 24.4% 0.65% 0.56% 0.46% 0.41% 0.31% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 2Q20 3Q20 4Q20 1Q21 2Q21 Noninterest bearing (%) Cost of total deposits (%)

10 Retail 19% Hotel 18% Office 18% Warehouse / Industrial 12% Land-Mobile Home Park 5% Healthcare Facility 3% Self Storage 2% Other 23% 1-4 Family to be sold 43% Commercial Land 31% 1-4 Consumer Construction 9% Retail 4% Self Storage 3% Multifamily 2% Other 8% 1-4 family 16% 1-4 family HELOC 6% Multifamily 5% C&D 16% CRE 23% C&I 30% Other 4% Balanced loan portfolio CRE2 exposure by type Portfolio mix 1 C&I includes owner-occupied CRE. PPP Loans comprise 2.7% of C&I loans, or 0.8% of gross loans (HFI). 2 Excludes owner-occupied CRE. C&I1 exposure by industry 1 2 C&D exposure by type Balance Ex. PPP PPP C&I CRE-OO Total % of Total Loans Real Estate Rental and Leasing 375.3$ 162.7$ 538.0$ 25.6% 2.2$ Retail Trade 68.5 123.1 191.6 9.1% 4.2 Wholesale Trade 116.9 53.6 170.5 8.1% 3.9 Manufacturing 94.3 62.2 156.5 7.4% 2.7 Health Care and Social Assistance 52.9 96.8 149.7 7.1% 5.1 Finance and Insurance 138.8 10.6 149.4 7.1% 1.0 Other Services (except Public Administration) 20.8 108.8 129.6 6.2% 3.0 Construction 66.0 48.6 114.6 5.4% 10.8 Accomodation and Food Services 21.1 85.2 106.2 5.0% 4.4 Transportation and Warehousing 53.1 18.7 71.8 3.4% 5.9 Professional, Scientific and Technical Services 33.4 28.0 61.5 2.9% 2.0 Arts, Entertainment and Recreation 18.7 35.0 53.7 2.6% 2.3 Information 21.1 18.5 39.6 1.9% 0.6 Other 100.7 71.7 172.4 8.2% 9.4 Total 1,181.5$ 923.6$ 2,105.1$ 100.0% 57.4$

11 ◼ Total deferrals across the entire loan portfolio are down to $73.9 million. $48.8 million are paying interest, while $25.1 million are full deferrals of principal and interest. ◼ Credit quality remains satisfactory overall ◼ Credit quality for the industries of concern has been better than initial expectations ◼ Re-openings across the footprint have created positive trends for each industry of concern; hotel and restaurant exposures in particular have benefitted ◼ Healthcare’s elevated Classified Loan percentage is primarily related to two assisted living facilities referenced on the 1Q 2021 earnings call. Operations have improved, and we are cautiously optimistic about the resolution of the credits Pandemic-related credit update Industries of concern deferral overview Industry exposures / gross loans (HFI) 8.0% 4.6% 4.3% 2.2% 1.7% 1.7% Retail Hotel Healthcare Restaurant Other Leisure Transportation Industries of concern credit quality 0.0% 0.0% 0.0% 0.0% 11.4 5.5% 3 3 0.7% 0.0% Retail Hotel Healthcare Restaurant Other Leisure Transportation Interest Only / Industry Loans Full P&I Deferral / Industry Loans 1.7% 1.5% 4.9% 0.1% 1.6% 4.5% 9.5% 1.5% 2.1% 0.4% Retail Hotel Healthcare Restaurant Other Leisure Transportation Special Mention / Industry Loans Classified / Industry Loans

12 0.72% 0.61% 0.91% 0.94% 0.83% 0.71% 0.64% 0.75% 0.77% 0.66% 2Q20 3Q20 4Q20 1Q21 2Q21 NPLs (HFI)/loans (HFI) NPAs/assets 2.51% 2.66% 2.48% 2.29% 2.03% 2Q20 3Q20 4Q20 1Q21 2Q21 0.00% (0.01%) 0.58% 0.05% 0.02% 2Q20 3Q20 4Q20 1Q21 2Q21 Asset quality remains solid Nonperforming ratios Classified loans / loans HFI LLR/loans HFI (excluding PPP loans)2 Net charge-offs (recoveries) / average loans 1 Includes acquired excess land and facilities held for sale–see page 14 of the Quarterly Financial Supplement. 2 See “Use of non-GAAP financial measures” and the Appendix hereto for a discussion and reconciliation of non-GAAP measures to the most directly comparable GAAP financial measures. 1.83% 1.76% 1.87% 2.22% 2.09% 2Q20 3Q20 4Q20 1Q21 2Q21 1

13 Allowance for credit losses overview ACL / Loans HFI by Category ◼ Current Expected Credit Loss (CECL) Allowance for Credit Losses (ACL) model utilizes Moody’s model with key economic data summarized below: 1Source: Moody’s “May 2021 U.S. Macroeconomic Outlook Baseline and Alternative Scenarios”. 2 See “Use of non-GAAP financial measures” and the Appendix hereto for a discussion and reconciliation of non-GAAP measures. 3 Commercial and Industrial excludes $54.7 million, $145.7 million, and $314.7 in PPP loans for June 30, 2020, March 31, 2021 and June 30, 2021, respectively. 32 2.51% 0.83% 3.30% 6.43% 3.91% 1.68% 2.87% 2.48%2.29% 0.88% 3.04% 3.45% 4.29% 1.82% 2.35% 3.47% 2.03% 0.88% 2.56% 2.88% 3.71% 1.75% 1.67% 3.27% Gross Loans HFI (Ex. PPP) Commercial & Industrial Non-Owner Occ CRE Construction Multifamily 1-4 Family Mortgage 1-4 Family HELOC Consumer & Other 2Q 2020 1Q 2021 2Q 2021 FQE, FYE 12/31, 3Q 2021 4Q 2021 2021 2022 2023 2024 2025 GDP (bcw$) 19,727.6$ 19,866.4$ 19,564.1$ 20,136.8$ 20,610.8$ 21,254.9$ 21,831.4$ Annualized % Change 3.2% 2.8% 6.2% 2.9% 2.4% 3.1% 2.7% Total Employment (millions) 144.7 144.5 144.4 147.3 149.7 151.4 152.7 Unemployment Rate 6.3% 6.6% 6.3% 5.1% 4.5% 4.4% 4.0% CRE Price Index 288.1 279.5 279.5 278.0 310.5 335.5 357.6 NCREIF Property Index: Rate of Return 3.2% 0.5% 1.7% 1.5% 2.2% 3.1% 2.8%

14 Appendix

15 GAAP reconciliation and use of non-GAAP financial measures Adjusted net income and diluted earnings per share

16 GAAP reconciliation and use of non-GAAP financial measures Adjusted pre-tax, pre-provision earnings

17 GAAP reconciliation and use of non-GAAP financial measures Adjusted earnings and diluted earnings per share*

18 GAAP reconciliation and use of non-GAAP financial measures Adjusted pre-tax, pre-provision earnings

19 GAAP reconciliation and use of non-GAAP financial measures Core efficiency ratio (tax-equivalent basis)

20 GAAP reconciliation and use of non-GAAP financial measures Core efficiency ratio (tax-equivalent basis)

21 GAAP reconciliation and use of non-GAAP financial measures Segment core efficiency ratios (tax-equivalent basis)

22 GAAP reconciliation and use of non-GAAP financial measures Adjusted mortgage contribution

23 GAAP reconciliation and use of non-GAAP financial measures Tangible assets and equity and tangible book value per share

24 GAAP reconciliation and use of non-GAAP financial measures Return on average tangible common equity and adjusted pre-tax pre-provision return on average tangible common equity

25 GAAP reconciliation and use of non-GAAP financial measures Return on average tangible common equity and adjusted pre-tax pre-provision return on average tangible common equity

26 GAAP reconciliation and use of non-GAAP financial measures Adjusted return on average assets and equity and adjusted pre-tax pre-provision return on average assets and equity

27 GAAP reconciliation and use of non-GAAP financial measures Adjusted return on average assets and equity and adjusted pre-tax pre-provision return on average assets and equity

28 GAAP reconciliation and use of non-GAAP financial measures Adjusted Allowance for Credit Losses to Loans Held for Investment